Acquisitions	6 Months Ended
Jun. 30, 2026
Business Combinations [Abstract]
Acquisitions	Acquisitions
Acquisitions of businesses
During the first six months of 2026, there were no acquisitions of businesses. During the first six months of 2025, acquisitions of businesses included Aurion Biotech, Inc. and Cylite Pty Ltd., described below.
Vision Care - Acquisition of majority interest in Aurion Biotech, Inc.
On March 24, 2025, Alcon closed on agreements with certain existing shareholders of Aurion to acquire approximately 58.7% of outstanding equity for approximately $486 million and outstanding convertible notes from the same shareholders for approximately $36 million, totaling $522 million cash paid at closing. Additionally, during 2025, Alcon acquired certain non-controlling interests in Aurion. When combined with Alcon's existing 40.3% investment in Aurion, the transaction resulted in 99% ownership of Aurion on an outstanding and fully diluted basis. This transaction supports Alcon's ophthalmic pharmaceutical portfolio expansion, including biopharmaceutical applications, with the potential to advance the first-ever corneal cell therapy candidate. The acquisition of majority interest was accounted for as a business combination that resulted in goodwill of $175 million. Total cash paid at closing, net of cash acquired, was $496 million. The transaction also resulted in non-controlling interests.
The acquisition date fair value of the equity interest previously held by Alcon was $334 million, resulting in a remeasurement fair value gain of $136 million in the first quarter of 2025. The fair value gain has been included in Other income in the 2025 Condensed Consolidated Income Statement.
The below table summarizes the final PPA for the Aurion business combination which was finalized in the fourth quarter of 2025.

($ millions)	Final PPA
Property, plant and equipment	3
Right-of-use assets	6
Current marketed products	65
Acquired IPR&D	820
Deferred tax assets	40
Other current assets	6
Cash and cash equivalents	26
Non-current lease liabilities	(4)
Non-current financial debts	(1)
Deferred tax liabilities	(202)
Current financial debts	(34)
Current lease liabilities	(2)
Current income tax liabilities	(1)
Trade payables	(3)
Provisions and other current liabilities	(11)
Net identifiable assets acquired	708
Goodwill	175
Non-controlling interests	(27)
Net assets acquired as a result of business combination	856

Cash paid at closing	522
Previously-held investment in associated company	334
Total acquisition date fair value of consideration	856

Goodwill is attributable primarily to assembled workforce and biopharmaceutical research and development capabilities. The goodwill is not deductible for tax purposes.
Direct acquisition costs of $2 million were recognized in Other expense in the 2025 Condensed Consolidated Income Statement and were reported in operating cash flows in the 2025 Condensed Consolidated Statement of Cash Flows.
Pro forma financial information is not presented for the Aurion business acquisition as it is not material to the 2025 Condensed Consolidated Financial Statements.
For the period from the date of the Aurion acquisition, March 24, 2025, through June 30, 2025, the acquired business reduced Alcon's Net income by $17 million.
Surgical - Acquisition of Cylite Pty Ltd.
On January 16, 2025, Alcon executed a stock purchase agreement and acquired approximately 91.2% of outstanding equity from Cylite shareholders, resulting in 100% ownership when combined with Alcon's existing 8.8% investment in Cylite. The Cylite diagnostic device complements Alcon’s existing Surgical portfolio for cataracts. The acquisition of the remaining equity interest was accounted for as a business combination that resulted in goodwill of $90 million. Total cash paid at closing, net of cash acquired, was $72 million.
The development milestone contingent consideration is related to a potential payment of up to $10 million upon achievement of the first commercial sale of a defined product within the United States. The contingent consideration recognized during the first quarter of 2025 represents its fair value (Level 3) at the acquisition date.
The acquisition date fair value of the equity interest previously held by Alcon was $14 million, resulting in a remeasurement fair value gain of $6 million in the first quarter of 2025. The fair value gain has been included in Other income in the 2025 Condensed Consolidated Income Statement.
The below table summarizes the final PPA for the Cylite business combination which was finalized in the fourth quarter of 2025.

($ millions)	Final PPA
Property, plant and equipment	1
Right-of-use assets	1
Current marketed products	4
Acquired IPR&D	33
Inventories	1
Cash and cash equivalents	6
Other assets	1
Deferred tax liabilities	(11)
Lease liabilities	(1)
Trade payables	(1)
Provisions and other current liabilities	(1)
Net identifiable assets acquired	33
Goodwill	90
Net assets acquired as a result of business combination	123

Cash paid at closing	78
Cash expected to be paid after closing	2
Previously-held FVOCI financial investment	11
Previously-held commercialization rights in intangible assets	9
Contingent consideration	9
Previously-held investment in associated company	14
Total acquisition date fair value of consideration	123
Goodwill is attributable primarily to buyer-specific synergies, including benefits to intraocular lens sales, development collaboration arrangement and associated development timeline reduction and assembled workforce. The goodwill is not deductible for tax purposes.
Direct acquisition costs of $1 million were recognized in Other expense in the 2025 Condensed Consolidated Income Statement and were reported in operating cash flows in the 2025 Condensed Consolidated Statement of Cash Flows.
Pro forma financial information is not presented for the Cylite business acquisition as it is not material to the 2025 Condensed Consolidated Financial Statements.
For the period from the date of the Cylite acquisition, January 16, 2025, through June 30, 2025, the acquired business reduced Alcon's Net income by $8 million.
Termination of proposed acquisition of LENSAR, Inc.
On March 23, 2025, Alcon entered into a definitive agreement to acquire all outstanding shares of LENSAR, Inc. ("LENSAR"), a global medical technology company focused on advanced laser solutions for the treatment of cataracts, with a total consideration of up to approximately $430 million. On March 16, 2026, Alcon entered into an agreement with LENSAR to terminate the previously announced merger agreement.